UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 9, 2015

INTREXON CORPORATION

(Exact Name of Registrant as Specified in Charter)

Virginia	001-36042	26-0084895
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20374 Seneca Meadows Parkway Germantown, Maryland	20876
(Address of Principal Executive Offices)	(Zip Code)

(301) 556-9900

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Explanatory Note

The sole purpose of this amended Current Report on Form 8-K/A (the “Form 8-K/A”) is to file the License (as defined in Item 1.01 below) as Exhibit 10.5 that was previously omitted from the original report filed with the Securities and Exchange Commission (the “Commission”) on January 14, 2015. The License is being filed as Exhibit 10.5 in redacted form pursuant to a confidential treatment request submitted to the Commission, which redacted/omitted portions have been separately filed with the Commission pursuant thereto. No other changes have been made to the original report and the Form 8-K/A does not reflect events that may have occurred subsequent to the original filing date. The other exhibits, filed with the original Current Report Form-8-K, are not being re-filed.

Item 1.01	Entry into a Material Definitive Agreement

License Agreement and Letter Agreement

On January 13, 2015, Intrexon Corporation, or the Company, and ZIOPHARM Oncology, Inc., or ZIOPHARM, entered into a license agreement, or the License, with The University of Texas System Board of Regents on behalf of The University of Texas M.D. Anderson Cancer Center, or MD Anderson. Pursuant to the License, the Company and ZIOPHARM hold an exclusive, worldwide license to certain technologies owned and licensed by MD Anderson, including technologies relating to novel chimeric antigen receptor (CAR) T-cell therapies arising from the laboratory of Laurence J. N. Cooper, M.D., Ph.D., professor of pediatrics at MD Anderson, as well as either co-exclusive or non-exclusive licenses under certain related technologies.

Pursuant to the terms of the License, MD Anderson shall receive, within sixty days of the date of the License, consideration of $50 million in shares of the Company’s common stock (or 1,821,867 shares), and $50 million in shares of ZIOPHARM’s common stock (or 10,124,561 shares) in each case based on a trailing 20 day volume weighted average of the closing price of the Company’s and ZIOPHARM’s common stock ending on the date prior to the announcement of the entry into the License, collectively referred to as the License Shares, pursuant to the terms of the License Shares Securities Issuance Agreement described below. The Company and ZIOPHARM also agreed to reimburse MD Anderson for out of pocket expenses for maintaining patents covering the licensed technologies.

In addition, pursuant to the License, MD Anderson has agreed to transfer to ZIOPHARM certain existing research programs described in the License and to grant to the Company and ZIOPHARM certain additional technology rights related thereto. In connection with such transfer, the terms of the License also require the Company and ZIOPHARM to enter into a research and development agreement with MD Anderson pursuant to which ZIOPHARM will provide funding for certain research and development activities of MD Anderson for a period of three years, in an amount between $15 and $20 million per year. The first quarterly payment of $3.75 million due under this arrangement is required to be made by ZIOPHARM within 60 days of the date of the License.

The term of the License expires on the last to occur of (a) the expiration of all patents licensed thereunder, or (b) the twentieth anniversary of the date of the License; provided, however, that following the expiration of the term, the Company and ZIOPHARM shall then have a fully-paid up, royalty free, perpetual, irrevocable and sublicensable license to use the licensed intellectual property thereunder. After ten years from the date of the License and subject to a 90 day cure period, MD Anderson will have the right to convert the License into a non-exclusive license if the Company and ZIOPHARM are not using commercially reasonable efforts to commercialize the licensed intellectual property on a case-by-case basis. After five years from the date of the license and subject to a 180 day cure period, MD Anderson will have the right to terminate the license with respect to specific technology(ies) funded by the government or subject to a third party contract if the Company and ZIOPHARM are not meeting the diligence requirements in such funding agreement or contract, as applicable. Subject to a 30 day cure period, MD Anderson has the right to terminate the License if the Company and ZIOPHARM fail to timely deliver the shares due in consideration for the License. MD Anderson may also terminate the agreement with written notice upon material breach by the Company and ZIOPHARM, if such breach has not been cured within 60 days of receiving such notice. In addition, the License will terminate upon the occurrence of certain insolvency events for both the Company and ZIOPHARM and may be terminated by the mutual written agreement of the Company, ZIOPHARM and MD Anderson.

On January 9, 2015, in order to induce MD Anderson to enter into the License on an accelerated schedule, the Company and ZIOPHARM entered into a letter agreement, or the Letter Agreement, pursuant to which MD Anderson shall receive consideration of $7.5 million in shares of the Company’s common stock (or 278,218 shares), and $7.5 million in shares of ZIOPHARM’s common stock (or 1,597,602 shares) in each case based on a trailing 20 day volume weighted average of the closing price of the Company’s and ZIOPHARM’s common stock ending on the date prior to the Letter Agreement, collectively referred to as the Incentive Shares, in the event that the License was entered into on or prior to 8:00 am pacific time, on January 14, 2015, referred to as the Accelerated Closing Deadline. The Incentive Shares will be issued to MD Anderson within sixty days of the date of the License pursuant to the terms of the Incentive Shares Securities Issuance Agreement described below.

Securities Issuance Agreements and Registration Rights Agreement

In connection with the entry into the License, on January 13, 2015, the Company and MD Anderson entered into a Securities Issuance Agreement, or the License Shares Securities Issuance Agreement, pursuant to which it has agreed to issue and sell the License Shares to MD Anderson in consideration for the License. The closing of the issuance and sale of the License Shares under the License Shares Securities Issuance Agreement will occur within sixty days of the date of the License, subject to customary closing conditions.

In connection with the entry into the Letter Agreement, on January 13, 2015, the Company and MD Anderson entered into a Securities Issuance Agreement, or the Incentive Shares Securities Issuance Agreement, pursuant to which it has agreed to issue and sell the Incentive Shares to MD Anderson in consideration for the execution and delivery of the License on or prior to the Accelerated Closing Deadline in connection with the Letter Agreement. The closing of the issuance and sale of the Incentive Shares under the Incentive Shares Securities Issuance Agreement will occur within sixty days of the date of the License, subject to customary closing conditions.

Also in connection with the License and the issuance of the License Shares and the Incentive Shares, on January 13, 2015, the Company and MD Anderson entered into a Registration Rights Agreement, or the Registration Rights Agreement, pursuant to which the Company agreed to file a “resale” registration statement, or the Registration Statement, registering the resale of the License Shares, the Incentive Shares and any other shares of the Company’s common stock held by MD Anderson on the date that the Registration Statement is filed, within 15 days of the closing under the License Shares Securities Issuance Agreement. Under the Registration Rights Agreement, the Company will be obligated to use its reasonable best efforts to cause the Registration Statement to be declared effective as promptly as practicable after filing and in no event later than 120 days of the closing under the License Shares Securities Issuance Agreement and to maintain the effectiveness of the Registration Statement until all securities therein are sold or are otherwise can be sold pursuant to Rule 144, without any restrictions.

The foregoing description of the License is only a summary and is qualified in its entirety by reference to the License, which is filed as Exhibit 10.5 to this Current Report on Form 8-K, and is incorporated herein by reference. The foregoing description of each of the Letter Agreement, the License Shares Securities Issuance Agreement, the Incentive Shares Securities Issuance Agreement and the Registration Rights Agreement is only a summary and is qualified in its entirety by reference to such agreements, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference. The benefits of the representations and warranties set forth in the License, the License Shares Securities Issuance Agreement, the Incentive Shares Securities Issuance Agreement and the Registration Rights Agreement are intended to be relied upon by the parties to such agreements only and, except as otherwise expressly provided therein, do not constitute continuing representations and warranties to any other party or for any other purpose.

On January 13, 2015 the Company, together with ZIOPHARM, issued a press release announcing the transactions described above. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The disclosure in Item 1.01 is incorporated herein by reference thereto. The offer and sale of the License Shares and the Incentive Shares will not be registered under the Securities Act of 1933, as amended, or the Securities Act, at the time of sale, and therefore may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. For these issuances, the Company is relying on the exemption from federal registration under Section 4(a)(2) of the Securities Act and/or Rule 506 promulgated thereunder, based on the Company’s belief that the offer and sale of the Shares has not and will not involve a public offering as MD Anderson is an “accredited investor” as defined under Section 501 promulgated under the Securities Act and no general solicitation has been involved in the offer and sale of the License Shares or the Incentive Shares.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1*	Letter Agreement by and between ZIOPHARM Oncology, Inc., Intrexon Corporation and The University of Texas System Board of Regents on behalf of The University of Texas M.D. Anderson Cancer Center, dated as of January 9, 2015

10.2*	Securities Issuance Agreement by and among Intrexon Corporation, The University of Texas System Board of Regents on behalf of The University of Texas M.D. Anderson Cancer Center dated as of January 13, 2015 (relating to the License Shares)

10.3*	Securities Issuance Agreement by and among Intrexon Corporation, The University of Texas System Board of Regents on behalf of The University of Texas M.D. Anderson Cancer Center dated as of January 13, 2015 (relating to the Incentive Shares)

10.4*	Registration Rights Agreement by and among Intrexon Corporation, The University of Texas System Board of Regents on behalf of The University of Texas M.D. Anderson Cancer Center dated as of January 13, 2015

10.5**	License Agreement by and among ZIOPHARM Oncology, Inc., Intrexon Corporation and The University of Texas System Board of Regents on behalf of The University of Texas M.D. Anderson Cancer Center, dated as of January 13, 2015

99.1*	Press Release of the Company dated January 13, 2015

*	Previously filed.
**	Confidential treatment has been requested as to certain portions of this exhibit pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTREXON CORPORATION

	By:	/s/ Rick L. Sterling
Date: January 28, 2015		Name:	Rick L. Sterling
		Title:	Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description

10.1*	Letter Agreement by and between ZIOPHARM Oncology, Inc., Intrexon Corporation and The University of Texas System Board of Regents on behalf of The University of Texas M.D. Anderson Cancer Center, dated as of January 9, 2015

10.2*	Securities Issuance Agreement by and among Intrexon Corporation, The University of Texas System Board of Regents on behalf of The University of Texas M.D. Anderson Cancer Center dated as of January 13, 2015 (relating to the License Shares)

10.3*	Securities Issuance Agreement by and among Intrexon Corporation, The University of Texas System Board of Regents on behalf of The University of Texas M.D. Anderson Cancer Center dated as of January 13, 2015 (relating to the Incentive Shares)

10.4*	Registration Rights Agreement by and among Intrexon Corporation, The University of Texas System Board of Regents on behalf of The University of Texas M.D. Anderson Cancer Center dated as of January 13, 2015

10.5**	License Agreement by and among ZIOPHARM Oncology, Inc., Intrexon Corporation and The University of Texas System Board of Regents on behalf of The University of Texas M.D. Anderson Cancer Center, dated as of January 13, 2015

99.1*	Press Release of the Company dated January 13, 2015

*	Previously filed.
**	Confidential treatment has been requested as to certain portions of this exhibit pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.